Second Quarter 2003

Supplemental Financial Package

American Mortgage Acceptance Company (“AMAC”)

625 Madison Avenue

New York, NY 10022

Phone: 212-588-1765

Fax: 212-751-3550

Web Site: www.americanmortgageco.com

AMEX Symbol: AMC

Investor Contacts:

Stuart Rothstein

Chief Financial Officer

212-421-5333

Brenda Abuaf

Director of Shareholder Services

800-831-4826

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of AMAC to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this document. AMAC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AMAC’s expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Second Quarter 2003

Supplemental Financial Package

Table of Contents

Financial Highlights	3

Consolidated Balance Sheets	4

Consolidated Statements of Income	5

Capitalization as of Quarter-End	6

Dividend Yield	7

Portfolio Summary	8

Portfolio Distribution	9

Contingent Obligations	10

Acquisition Activity	11-12

Disposition/Payoff Activity	13

Second Quarter 2003 Supplemental Financial Package

Financial Highlights

	Quarter Ended June 30,		% change	Six Months Ended June 30,		% change
(Numbers in thousands, except per share data)	2003	2002		2003	2002
Operating Data
Revenues	$3,303	$2,695	22.6%	$7,536	$4,738	59.1%
Net Income	2,573	2,458	4.7%	5,765	4,597	25.4%
Per Share data:
Net income per Diluted Share	$0.32	$0.39	-17.9%	$0.79	$0.81	-2.5%
Dividends per Common Share	$0.40	$0.38	5.3%	$0.80	$0.74	8.1%
Weighted Average Diluted Common Shares	8,159	6,364		7,273	5,666
Ratios
Interest Coverage	5.0x	9.0x		6.5x	8.9x
Net Income Payout Ratio (per Diluted Share)	126.8%	97.1%		100.9%	90.9%
Total Dividends Paid	$3,335	$2,386		$5,881	$4,693

	June 30, 2003	June 30, 2002
Capitalization
(based on market value as of period-end)
Total Debt	123,377	61,451
Common Equity	144,751	85,273

Total Capitalization	$268,128	$146,724

Total Assets	$258,893	$152,339
Total Debt to Total Assets	47.7%	40.3%
Total Debt to Total Market Capitalization	46.0%	41.9%
Total Common Shares Outstanding	8,338	6,364
Share Price at Period-End	$17.36	$13.40

Second Quarter 2003

Supplemental Financial Package

Consolidated Balance Sheets

(Dollars in thousands)
	June 30, 2003	March 31, 2003	June 30, 2002
Assets
Investments in debt securities	$157,688	$115,773	$79,990
Investments in mortgage loans, net	15,581	12,367	20,061
Investment in ARCap	20,240	20,240	20,241
Real estate owned	7,844	7,920	—
Cash, cash equivalents	3,406	3,645	11,116
Restricted cash	8,282	8,282	—
Notes receivable	43,401	42,442	19,617
Other assets	2,451	2,137	1,314

Total assets	$258,893	$212,806	$152,339

Liabilities
Repurchase facility payable	$105,717	$93,565	$61,451
Warehouse facility payable	17,660	16,997	—
Interest rate hedges	1,234	393	—
Accrued interest payable	292	187	44
Accounts payable and accrued expenses	459	350	506
Due to Advisor and affiliates	655	611	464
Distributions payable	3,335	2,545	2,386

Total liabilities	129,352	114,648	64,851

Shareholders' Equity
Shares of beneficial interest	871	674	674
Treasury shares of beneficial interest	(38)	(38)	(38)
Additional paid-in capital	126,746	99,470	99,487
Distributions in excess of net income	(14,587)	(13,824)	(14,601)
Accumulated other comprehensive income	16,549	11,876	1,966

Total shareholders’ equity	129,541	98,158	87,488

Total liabilities and shareholders’ equity	$258,893	$212,806	$152,339

Second Quarter 2003 Supplemental Financial Package

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues:
Interest Income:
Debt securities	$1,980	$1,370	$3,852	$2,454
Mortgage loans	356	609	1,763	1,010
Notes receivable	878	627	1,796	1,114
Temporary investments	7	13	15	24
Other income	82	76	110	136

Total revenues	3,303	2,695	7,536	4,738

Expenses:
Interest	643	307	1,050	579
General and administrative	182	164	425	284
Fees to Advisor	456	371	899	728
FNMA loan program	—	3	—	358
Amortization and other	49	—	206	6

Total expenses	1,330	845	2,580	1,955

Other gain:
Equity in earnings of ARCap	600	608	1,200	1,200

Net gain (loss) on repayments and sales of
Debt securities	—	—	(391)	614

Net income	$2,573	$2,458	$5,765	$4,597

Net income per share
Basic	$0.32	$0.39	$0.79	$0.81

Diluted	$0.32	$0.39	$0.79	$0.81

Weighted average shares outstanding
Basic	8,144	6,364	7,259	5,666

Diluted	8,159	6,364	7,273	5,666

Second Quarter 2003 Supplemental Financial Package

Capitalization as of Quarter-End

(Dollars in thousands, except per share data)

Equity

Description	Shares Outstanding	Quarter-End Price	Market Value
Common Stock	8,338,180	$17.36	$144,751

(Dollars in thousands)

Debt

Description	Program	Interest Rate[1] (at June 30, 2003)	Outstanding Balance
Repurchase Facility Payable	Repo[2]	1.8%[3]	$105,717
Warehouse Facility Payable	Fleet Credit Facility	3.4[4]	17,660

Total/Weighted Average		2.0%	$123,377

Total Market Capitalization

	Balance	% of Total
Equity
Common	$144,751	54.0%
Debt
Working Capital Repurchase Facility	105,717	39.4
Warehouse Credit Facility	17,660	6.6

Total Debt	123,377	46.0

Total Market Capitalization	$268,128	100.0%

Notes:

1.	Weighted average interest rate of each borrowing at June 30, 2003.
2.	On March 25, 2003, the Company entered into a five-year interest rate swap. The Company is required to pay Fleet National Bank a fixed rate of 3.48% on a notional amount of $30 million and, in return, will receive a floating rate equivalent to 30-day LIBOR.
3.	Interest rate on the repurchase facility is based on a two basis point spread above 30-day LIBOR for both GNMA and FNMA collateral. The interest rate shown is the weighted average between the actual rate paid on the floating rate debt outstanding on the repo facility and the rate paid on the $30 million in debt that has been fixed through the above noted swap with Fleet National Bank.
4.	Interest rate on the Fleet Credit Facility is based on a 200 basis point spread above one-to-six-month LIBOR, at the Company’s option.

Second Quarter 2003

Supplemental Financial Package

Dividend Yield

	For Quarter	Annualized	End of Period Share Price	Yield on Period- End Share Price
1999 Dividend	—	$1.45	$8.88	16.3%
2000 Dividend	—	$1.45	$7.94	18.3%
2001 Dividend	—	$1.45	$14.55	10.0%
2002 Dividend	—	$1.51	$14.09	10.7%
1Q 2003 Dividend	$0.4000	$1.60	$15.73	10.2%
2Q 2003 Dividend	$0.4000	$1.60	$17.36	9.2%

Second Quarter 2003
Supplemental Financial Package

Portfolio Summary

Investments/Asset Type	Outstanding Principal at 6/30/2003	Fully- Funded Principal Balance	Fair Value/ Carrying Amount1	Weighted Average Stated Interest Rate[2]		Weighted Average Expected Maturity[3] (in years)
(Dollars in thousands)
First Mortgage Loans	$2,781	$2,853	$2,777	11.3%		0.5
Participating Mezzanine Loans	12,266	13,165	11,263	10.2	[4]	9.3
Variable Rate Mezzanine Loans	1,541	1,541	1,541	6.0	[5]	1.1
GNMA Certificates	106,342	126,688	124,897	7.2		10.3
FNMA Certificates	33,563	32,108	32,791	5.5		14.3
ARCap Preferred Shares	20,000[6]	20,000[6]	20,240	12.0		N/A
Real Estate Owned[7]	N/A	N/A	7,782	N/A		N/A
Bridge Loans	21,498	23,999	21,375	11.8		1.1
Variable Rate Bridge Loans	22,158	24,392	22,026	5.7	[5]	1.4

Total/Weighted Average—All investments	$220,149	$244,746	$244,692	7.8%		8.6

Notes:

1.	First mortgages, mezzanine loans and bridge loans are carried at cost, net of unamortized loan origination costs and fees. GNMA and FNMA certificates are carried at fair value, which is based on market prices obtained from independent sources. ARCap is carried at cost plus any declared, unpaid dividend.

2.	Weighted average stated interest rate is calculated based on the fully funded amount of each individual loan within each investment/asset type as of 6/30/03.

3.	Weighted average expected maturity is calculated based on the earlier of the maturity date of a loan or the earliest date that a loan can be repaid without penalty.

4.	Weighted average yield on mezzanine loans, not including participation. Interest rate is based on a fixed percentage on the first mortgage loan.

5.	These loans are variable rate debt obligations with the interest rate calculated based on a spread over 30-day LIBOR.

6.	800,000 shares at original per share price of $25.00.

7.	A 132-unit multifamily housing apartment complex located in La Porte, Texas.

Second Quarter 2003
Supplemental Financial Package Q2 2002

Portfolio Distribution

By Investment Type[1]	Geographic Diversification by State[2]

Notes:

1.	Percentage is calculated based on fair value/carrying amount of each loan type as of June 30, 2003.

2.	Percentage is calculated based on the carrying amount of loans; investment in ARCap is not included.

Second Quarter 2003 Supplemental Financial Package

Contingent Obligations

Standby Loan Commitments

The company issues standby permanent loan commitments for the construction or rehabilitation of multifamily apartment complexes. In return, the company receives a fee for issuing these commitments.

Permanent Loans

Issue Date	Project	Location	No. of Apt. Units	Amount	Loan Commitment Fee	Loan Origination Fee	Commitment Expiration
March-02	Sunset Gardens	Eagle Pass, TX	60	$717,000	3.49%	N/A	September 2003
August-02	Highland Park	Topeka, KS	200	4,250,000	2.00%	1.00%, if funded	December 2003

Total Standby Permanent Loan Commitments			260	$4,967,000

Guaranteed Construction Loans

The Company provides credit support for the following projects after construction completion, up until the date in which permanent financing takes place.

Date Closed	Project	Location	No. of Units	Amount	Loan Administration Fee (annualized rate)[1]	Construction Guarantee Fee[2]	Expected Expiration of Guarantee
September-02	Creekside Apts.	Colorado Springs, CO	144	$7,500,000	0.375%	—	October 2003
July-02	Clark's Crossing	Laredo, TX	160	4,790,000	0.500%	0.625%	October 2003
October-02	Village at Meadowbend	Temple, TX	138	3,675,000	0.500%	0.750%	February 2004
November-02	Mapleview Apartments	Saginaw, MI	104	3,240,000	0.625%	0.247%	July 2004

Total Guaranteed Construction Loans			546	$19,205,000

Notes:

1.	Loan Administration Fee is paid monthly based on the annualized rate divided by twelve during the guarantee period.
2.	Construction Guarantee Fee is an up-front fee—paid at closing.

Second Quarter 2003

Supplemental Financial Package

Acquisition Activity

Acquisitions	Location	Units	Date Originated/ Acquired	Face Amount of Loan	Amount Funded at Close	Interest Rate	Final Maturity	Prepayment
Mortgage Loans
Desert View	Coolidge, AZ	45	4/4/2003	$1,011,000	$1,011,000	11.00%	Apr 2004	N/A
Mezzanine Loans
Villas at Highpointe (Note A)	North Little Rock, AR	304	4/22/2003	2,600,000	2,363,808	14.57%	Apr 2033	Apr 2013
Villas at Highpointe (Note B)	North Little Rock, AR	*	4/22/2003	693,000	—	23.76%	Apr 2033	Apr 2013

Total/Weighted Average		304		3,293,000	2,363,808	16.50%		Apr 2013

FannieMae DUS Bonds			Settlement Date	Original Face	Total Price
Allegro	Minneapolis, MN	N/A	6/30/2003	2,567,000	2,587,055	5.38%	Jul 2033	Dec 2012
Bay Forest	Annapolis, MD	N/A	4/21/2003	3,883,662	4,347,364	7.43%	Oct 2028	Nov 2014
Cambridge	Cambridge, MA	N/A	4/11/2003	3,600,000	3,699,563	5.56%	Mar 2033	Mar 2018
Coventry Place	Shreveport, LA	N/A	5/9/2003	725,000	796,561	6.48%	Mar 2032	Mar 2017
30 West Apts.	Norwalk, CT	N/A	5/27/2003	1,290,000	1,379,249	6.08%	Oct 2016	Oct 2013
Sultana	Temple City, CA	N/A	6/30/2003	4,120,000	4,131,588	4.65%	Jun 2023	Dec 2022
Village West	Stockton, CA	N/A	6/30/2003	779,000	791,659	4.91%	Jun 2021	May 2018
Courtwood	Woodland, CA	N/A	6/26/2003	1,750,000	1,777,344	4.69%	Jun 2033	Jun 2018
Rancho De Cieto	Brownsville, TX	N/A	5/13/2003	2,343,000	2,633,456	6.33%	Sep 2017	Mar 2017
Buena	Torrance, CA	N/A	6/30/2003	3,000,000	3,074,531	4.83%	Jun 2033	Jun 2018
Elmwood Gardens	Mesquite, TX	N/A	5/15/2003	5,500,000	5,584,219	5.35%	May 2033	May 2018
Jackson Park	Le Mesa, CA	N/A	5/30/2003	2,750,000	2,794,688	5.15%	Jun 2018	Dec 2017

Total/Weighted Average		N/A		32,307,662	33,597,277	5.55%		Dec 2013

Bridge Loans
Valley View	North Little Rock, AR	*	5/1/2003	400,000	400,000	12.00%	Dec 2003	N/A

Second Quarter 2003 Supplemental Financial Package

Acquisition Activity (continued)

Acquisitions	Location	Units	Date Originated/ Acquired	Face Amount of Loan	Amount Funded at Close	Interest Rate	Final Maturity	Prepayment
				Price[1]	Price[1]
Real Estate
Plaza at San Jacinto	La Porte, TX	132	5/6/2003	6,670,000	6,670,000
Total Q2 2003 Acquisitions				$43,681,662	$44,042,085

Total Q1 2003 Acquisitions				$19,562,228	$18,858,228

Total YTD Acquisitions				$63,243,890	$62,900,313

Notes:

N/A = Loan can be prepaid without penalty.

* Not applicable to avoid duplication.

1. Price reflects amounts paid to purchase first mortgage, which was foreclosed upon, and at which time AMAC took possession of the property. AMAC had a mezzanine loan of $1.25 million, bringing our investment in Real Estate owned to $7.92 million.

Second Quarter 2003 Supplemental Financial Package

Disposition/Payoff Activity

Loan Dispositions	Location	Units	Type	Face Amount of Loan at Payoff	Permanent Interest Rate	Realized Gains/ (Losses)
GNMA Certificates
Copper Commons	N/A	N/A	Payoff	$2,205,400	8.50%	—

Total Q2 2003 Disposition/Payoffs				$2,205,400		$—

Total Q1 2003 Disposition/Payoffs				$18,686,399		$(391,078)

Total YTD Disposition/Payoffs				$20,891,799		$(391,078)